                                                                    EXHIBIT 99.2

PRO FORMA FINANCIAL INFORMATION

On September 22, 1999, Syntel Inc. (the "Company") executed a purchase agreement with Metier, Inc. to acquire substantially all of the assets and business of Metier, Inc. Consideration included 300,000 shares of Syntel Common Stock and a cash payment of $17,389,611 at closing. In addition, the agreement provides for earnout payments not to exceed $16 million based on revenues and earnings for the 24 month period beginning January 1, 2000. The acquisition was treated as a purchase transaction.

The unaudited Pro Forma Statements of Operations for the year ended December 31, 1998 and the six months ended June 30, 1999 give effect to the acquisition of Metier as if it had occurred on January 1, 1998. The Pro Forma Statements of Operations are based on historical results of the Company for the twelve months ended December 31, 1998 and the six months ended June 30, 1999 and historical results of Metier are based on historical results for the twelve months ended September 30, 1998 and the six months ended March 31, 1999. The unaudited Pro Forma Condensed Consolidated Balance Sheet gives effect to the acquisition of Metier as if it been acquired on June 30, 1999. The Pro Forma Statements of Operations, the Pro Forma Balance Sheet, and the accompanying notes thereto should be read in conjunction with and are qualified by the historical consolidated financial statements of the Company and notes thereto.

The Pro Forma Financial Information is intended for informational purposes only and is not necessarily indicative of the future financial position or future results of operations of the combined company after the acquisition of Metier, or of the financial position or results of operations of the combined company had such transaction actually been completed the days indicated above.

                          SYNTEL, INC. AND SUBSIDIARIES
                        PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                   (IN THOUSANDS EXCEPT FOR PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                           Historical         Historical           Pro Forma           Pro Forma
                                                             Syntel             Metier            Adjustments         Consolidated
                                                         --------------     --------------      ---------------      -------------
Revenues                                                 $      167,975     $       15,138                           $     183,113
Cost of revenues                                                104,971             10,508                                 115,479
                                                         --------------     --------------                           -------------
Gross Profit                                                     63,004              4,630                                  67,634
Sales, general & administrative expenses                         28,026              2,805                1,261   (a)       32,092
                                                         --------------     --------------      ---------------      -------------

Income from operations                                           34,978              1,825               (1,261)            35,542
                                                         --------------     --------------      ---------------      -------------
Other Income                                                      2,077                  3                 (645)  (b)        1,435
                                                         --------------     --------------      ---------------      -------------
Income before taxes                                              37,055              1,828               (1,906)            36,977
Income taxes                                                     12,424                757                 (537)  (c)       12,644
                                                         --------------     --------------      ---------------      -------------
Net Income                                               $       24,631     $        1,071      $        (1,369)     $      24,333
                                                         ==============     ==============      ===============      =============

Pro forma diluted earnings per share                     $         0.63                                              $        0.61
                                                         ==============                                              =============
Weighted Average shares outstanding                              39,294                                                     39,594
                                                         ==============                                              =============

(a)  Goodwill amortization, 15 years.
(b)  Lost interest income due to use of cash in acquisition.
(c)  Tax impact of pro forma adjustments to Metier Income.

                          SYNTEL, INC. AND SUBSIDIARIES
                        PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1999
                   (IN THOUSANDS EXCEPT FOR PER SHARE AMOUNTS)
                                   (UNAUDITED)


                                                           Historical       Historical       Pro Forma           Pro Forma
                                                             Syntel           Metier        Adjustments         Consolidated
                                                          -----------       ----------     -------------     -----------------
Revenues                                                  $    78,451       $   12,141                          $     90,592
Cost of revenues                                               48,319            9,053                                57,372
                                                          -----------       ----------                          ------------
Gross Profit                                                   30,132            3,088               -                33,220
Sales, general & administrative expenses                       14,552            2,085             631   (a)          17,268
                                                          -----------       ----------     -----------          ------------

Income from operations                                         15,580            1,003            (631)               15,952
                                                          -----------       ----------     -----------          ------------
Other Income                                                    1,107              103            (322)  (b)             888
                                                          -----------       ----------     -----------          ------------
Income before taxes                                            16,687            1,106            (953)               16,840
Income taxes                                                    5,365               66             119   (c)           5,550
                                                          -----------       ----------     -----------          ------------
Net Income                                                $    11,322       $    1,040     $    (1,072)         $     11,290
                                                          ===========       ==========     ===========          ============

Pro forma diluted earnings per share                      $      0.29                                           $       0.29
                                                          ===========                                           ============
Weighted Average shares outstanding(Diluted)                   38,775                                                 39,075
                                                          ===========                                           ============

(a)  Goodwill amortization, 15 years.
(b)  Lost interest income due to use of cash in acquisition.
(c)  Tax impact of pro forma adjustments to Metier income.

================================================================================

                          SYNTEL, INC. AND SUBSIDIARIES
            PRO FORMA UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEET
                                AT JUNE 30, 1999
                                 (IN THOUSANDS)

                                                         HISTORICAL        HISTORICAL          PRO FORMA             PRO FORMA
                                                        SYNTEL, INC.         METIER           ADJUSTMENTS           CONSOLIDATED
                                                       -------------     ------------       --------------       -----------------
ASSETS
Current assets:
          Cash and cash equivalents                      $   70,750      $      4,484       $         (731)  (a) $         57,113
                                                                                                   (17,390)  (b)
          Accounts receivable, net                           19,488             5,494                 (341)  (c)           24,641
          Advanced billings and other current assets         12,565               127                                      12,692
                                                         ----------      ------------       --------------       ----------------
               Total current assets                         102,803            10,105              (18,462)                94,446

Property and equipment, net                                   5,323               725                 (120)  (c)            5,928

Goodwill, net of amortization                                     -                 -               18,919   (c)           18,919
                                                         ----------      ------------       --------------       ----------------
                                                         $  108,126      $     10,830       $          337       $        119,293
                                                         ==========      ============       ==============       ================

LIABILITIES
Current liabilities:
          Accrued payroll and related costs              $   13,643      $        649                            $         14,292
          Accounts payable and other current                 14,059             4,561                  (12)  (a)           20,077
          liabilities

          Deferred revenue                                    4,910                 -                1,469   (b)            4,910
                                                         ----------      ------------       --------------       ----------------
               Total current liabilities                     32,612             5,210                1,457                 39,279

Income taxes payable                                          1,100                 -                                       1,100
                                                         ----------      ------------       --------------       ----------------
               Total liabilities                             33,712             5,210                1,457                 40,379

SHAREHOLDERS' EQUITY
Total shareholders' equity                                   74,414             5,620                 (719)  (a)           78,914
                                                         ----------      ------------                            ----------------
                                                                                                     4,500   (b)
                                                                                                      (461)  (c)
                                                                                                    (4,440)  (c)
                                                                                            --------------

Total liabilities and shareholders' equity               $  108,126      $     10,830       $          337       $        119,293
                                                         ==========      ============       ==============       ================

a. The pro forma adjustment reflects assets not acquired and liabilities not assumed by the Company.

     Cash                             $      (731)
     Liabilities                               12
                                      -----------
                                             (719)

b.   The pro forma adjustment reflects the Company's purchase price in Metier.

     Cash paid by Syntel              $     (17,390)
     Common stock issued                     (4,500)
     Direct transaction costs                (1,469)
                                      -------------
                                            (23,359)

c. The pro forma adjustment reflects the allocation of the purchase price paid to the assets acquired and liabilities assumed based on their respective fair values and to eliminate the purchased equity in Metier.

     Adjust to fair values            $  (461)
     Goodwill                          18,919
     Eliminate Metier equity            4,901
                                      -------
                                       23,359